Exhibit 99.1

Press Release of Alcoa Corporation, dated March 11, 2024

Investor Contact:	Media Contact:
James Dwyer	Jim Beck
James.Dwyer@alcoa.com	James.Beck@alcoa.com

Alcoa Enters into Binding Agreement to Acquire Alumina Limited

Alcoa enters into Scheme Implementation Deed with Alumina Limited on terms consistent with previously agreed and announced Process Deed

Both Alcoa and Alumina Limited Boards of Directors recommend that its shareholders vote in favor of the transaction

Expected to result in long-term value creation for both companies’ shareholders

PITTSBURGH – March 11, 2024 – Alcoa (NYSE: AA or “Alcoa”) today announced that it has entered into a binding Scheme Implementation Deed (the “Agreement”) with Alumina Limited (ASX: AWC), under which Alcoa will acquire Alumina Limited in an all-scrip, or all-stock, transaction. The Agreement terms are consistent with the previously agreed and announced transaction process deed (“Process Deed”).

Consistent with the Process Deed, the Alumina Limited Board of Directors has recommended that Alumina Limited shareholders vote in favor of the Agreement in the absence of a superior proposal and subject to an independent expert concluding (and continuing to conclude) that the transaction is in the best interests of Alumina Limited shareholders. The Independent Directors of Alumina Limited, and its Managing Director and Chief Executive Officer intend to vote all shares of Alumina Limited held or controlled by them in favor of the Agreement.

“Entering into the Scheme Implementation Deed to acquire Alumina Limited is a milestone on our path to deliver value for both Alcoa and Alumina shareholders,” said William F. Oplinger, Alcoa’s President and CEO. “This transaction provides enhanced opportunities for value creation, including strengthening Alcoa’s position as one of the world’s largest bauxite and alumina producers and providing Alumina Limited shareholders the opportunity to participate in a stronger, better-capitalized combined company with upside potential. We look forward to building on Alcoa’s success and continuing to execute our long-term strategy.”

Agreement Details

The terms of the Agreement are consistent with the Process Deed. Accordingly, under the Agreement, Alumina Limited shareholders would receive consideration of 0.02854 Alcoa shares for each Alumina Limited share (the “Agreed Ratio”). Upon completion of the transaction, Alumina Limited shareholders would own 31.25 percent, and Alcoa shareholders would own 68.75 percent of the combined company.1

Based on Alcoa’s closing share price as of February 23, 2024, the last trading day prior to the announcement of the Process Deed, the Agreed Ratio implies a value of A$1.15 per Alumina Limited share and an equity value of approximately $2.2 billion for Alumina Limited. 2

As part of the Agreement, interests in Alcoa shares would be delivered in the form of CHESS Depositary Interests (“CDIs”) that represent a unit of beneficial ownership in a share of Alcoa common stock 3, which would allow Alumina Limited shareholders to trade Alcoa common stock via CDIs on the Australian Stock Exchange (“ASX”). In order to allow the trading of Alcoa CDIs, Alcoa will apply to establish a secondary listing on the Australian Securities Exchange. Alcoa has committed to maintain the CDI listing for at least 10 years.

1 Based on fully diluted shares outstanding for Alcoa and Alumina Limited as of February 23, 2024.

2 Based on the prevailing AUD / USD exchange rate of 0.656 as of February 23, 2024.

3 Each Clearing House Electronic Sub-register System Depositary Interest represents a unit of beneficial ownership in a share of Alcoa common stock.

In addition, two new mutually agreed upon Australian directors from Alumina Limited’s Board would be appointed to Alcoa’s Board of Directors upon closing of the transaction.

Under the terms of the Agreement and at Alumina's request, Alcoa has agreed to provide short-term liquidity support to Alumina Limited to fund equity calls made by the AWAC joint venture if Alumina Limited’s net debt position exceeds $420 million. Based on AWAC's current 2024 cashflow forecast, Alcoa does not expect any support to be required in the 2024 calendar year. Subject to certain accelerated repayment triggers, Alumina Limited would be required to pay its equity calls (plus accrued interest) not later than September 1, 2025 in the event the transaction is not completed.

Allan Gray Australia, currently the largest substantial holder in Alumina Limited, has confirmed it continues to be supportive of the proposed transaction.

Transaction Timing & Conditions

The transaction is expected to be completed in the third quarter 2024, subject to the satisfaction of customary conditions as well as approval by both companies’ shareholders and receipt of required regulatory approvals. The required regulatory approvals include approvals from Australia’s Foreign Investment Review Board and from the antitrust regulators in Australia and Brazil. The transaction is not conditional on due diligence or financing.

Transaction Website

Associated materials regarding the transaction will be available on the investor relations section of Alcoa’s website at www.alcoa.com as well as a transaction website at www.strongawacfuture.com.

Advisors

J.P. Morgan Securities LLC and UBS Investment Bank are acting as financial advisors to Alcoa, and Ashurst and Davis Polk & Wardwell LLP are acting as its legal counsel.

About Alcoa Corporation

Alcoa (NYSE: AA) is a global industry leader in bauxite, alumina and aluminum products with a vision to reinvent the aluminum industry for a sustainable future. With a values-based approach that encompasses integrity, operating excellence, care for people and courageous leadership, our purpose is to Turn Raw Potential into Real Progress. Since developing the process that made aluminum an affordable and vital part of modern life, our talented Alcoans have developed breakthrough innovations and best practices that have led to greater efficiency, safety, sustainability and stronger communities wherever we operate.

Dissemination of Company Information

Alcoa intends to make future announcements regarding company developments and financial performance through its website, www.alcoa.com, as well as through press releases, filings with the Securities and Exchange Commission, conference calls and webcasts. The Company does not incorporate the information contained on, or accessible through, its corporate website into this press release.

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa Corporation (“Alcoa”) that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the proposed transaction; the ability of the parties to complete the proposed transaction; the expected benefits of the proposed transaction; the competitive ability and position following completion of the proposed transaction; forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (1) the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; (2) the prohibition or delay of the consummation of the proposed transaction by a governmental entity; (3) the risk that the proposed transaction may not be completed in the expected time frame or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction; (7) the occurrence of any event that could give rise to termination of the proposed transaction; (8) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (9) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (10) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to LME or other commodities; (11) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (12) competitive and complex conditions in global markets; (13) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (14) rising energy costs and interruptions or uncertainty in energy supplies; (15) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (16) our ability to execute on our strategy to be a lower cost, competitive, and integrated aluminum production business and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (17) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (18) economic, political, and social conditions, including the impact of trade policies and adverse industry publicity; (19) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (20) changes in tax laws or exposure to additional tax liabilities; (21) global competition within and beyond the aluminum industry; (22) our ability to obtain or maintain adequate insurance coverage; (23) disruptions in the global economy caused by ongoing regional conflicts; (24) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (25) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (26) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (27) claims, costs and liabilities related to health, safety, and environmental laws, regulations, and other requirements, in the jurisdictions in which we operate; (28) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (29) our ability to fund capital expenditures; (30) deterioration in our credit profile or increases in interest rates; (31) restrictions on our current and future operations due to our indebtedness; (32) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (33) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (34) labor market conditions, union disputes and other employee relations issues; (35) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (36) the other risk factors discussed in Part I Item 1A of Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports filed by Alcoa with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement. Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market. Neither Alcoa nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements and none of the information contained herein should be regarded as a representation that the forward-looking statements contained herein will be achieved.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the proposed transaction. In connection with the proposed transaction, Alcoa plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Alcoa may file with the SEC and send to its stockholders in connection with the proposed transaction. The issuance of the stock consideration in the proposed transaction will be submitted to Alcoa’s stockholders for their consideration. The Proxy Statement will contain important information about Alcoa, the proposed transaction and related matters. Before making any voting decision, Alcoa’s stockholders should read all relevant documents filed or to be filed with the SEC completely and in their entirety, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Alcoa and the proposed transaction.

Alcoa’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Alcoa, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Alcoa with the SEC may be obtained, without charge, by contacting Alcoa through its website at https://investors.alcoa.com/.

Participants in the Solicitation

Alcoa, its directors, executive officers and other persons related to Alcoa may be deemed to be participants in the solicitation of proxies from Alcoa’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Alcoa and their ownership of common stock of Alcoa is set forth in the section entitled “Information about our Executive Officers” included in Alcoa’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 21, 2024 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1675149/000095017024018069/aa-20231231.htm), and in the sections entitled “Director Nominees” and “Stock Ownership of Directors and Executive Officers” included in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 16, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1675149/000119312523072587/d427643ddef14a.htm). Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Additional Media Contacts

Australia

Citadel MAGNUS

Paul Ryan +61 409 296 511

pryan@citadelmagnus.com

United States

Joele Frank, Wilkinson Brimmer Katcher

Sharon Stern / Kaitlin Kikalo / Lyle Weston

Alcoa-jf@joelefrank.com